Exhibit 21

COMPUTER SCIENCES CORPORATION
Significant Active Subsidiaries and Affiliates
As of March 29, 2013

Name	Jurisdiction of Organization
42SIX, LLC	Maryland
Alliance-One Services, Inc.	Delaware
Applabs Limited	United Kingdom
AppLabs Technologies (UK) PVT Ltd	United Kingdom
AppLabs Technologies Private Limited	India
Beijing CSA Computer Sciences Technology Company Limited	P.R.C.
Bridgeforward Software Limited	United Kingdom
Centauri Solutions LLC	Delaware
Century Credit Corporation	Nevada
Century Leasing Corporation	Nevada
Century LLC	Nevada
Century Subsidiary Corporation	Nevada
Computer Sciences Canada Inc.	Canada
Computer Sciences Corporation Business Process Services India Ltd.	India
Computer Sciences Corporation CSCEcuador S.A.	Ecuador
Computer Sciences Corporation d.o.o Beograd	Serbia
Computer Sciences Corporation India Private Limited	India
Computer Sciences España, S.A.	Spain
Computer Sciences Raytheon	Florida
Computer Sciences UK Limited	United Kingdom
Continental Grand, Limited Partnership	Nevada
Continuum (UK) Holdings Limited	United Kingdom
Continuum SOCS S.A.S.	France
Covansys (Asia Pacific) Pte Ltd.	Singapore
Covansys Netherlands B.V.	Netherlands
Covansys S.L.	Spain
CSA (PRC) Company Limited	Hong Kong
CSA MSC Sdn Bhd	Malaysia
CSC (Thailand) Ltd	Thailand
CSC Airline Solutions Danmark A/S	Denmark
CSC Applied Technologies LLC	Delaware
CSC Arabia Ltd.	Saudi Arabia
CSC Asia Holdings Pte Ltd.	Singapore
CSC Australia Pty. Limited	Australia
CSC BPS India Ltd. (f/k/a Fortune InfoTech Ltd.)	India
CSC Bulgaria E.O.O.D.	Bulgaria
CSC Business Systems Limited	United Kingdom
CSC Computer Sciences (Middle East) Limited	United Kingdom
CSC Computer Sciences (Portugal) Lda	Portugal
CSC Computer Sciences (South Africa) (pty) Limited	South Africa
CSC Computer Sciences Argentina S.R.L.	Argentina
CSC Computer Sciences Australia Holdings Pty Limited	Australia
CSC Computer Sciences B.V.	Netherlands
CSC Computer Sciences Bahrain W.L.L.	Bahrain
CSC Computer Sciences Brasil S/A	Brazil
CSC Computer Sciences Capital Limited	United Kingdom
CSC Computer Sciences Capital S.a.r.l.	Luxembourg
CSC Computer Sciences Chile Inversiones Ltda	Chile
CSC Computer Sciences Colombia Ltda.	Colombia
CSC Computer Sciences Consulting Austria GmbH	Austria
CSC Computer Sciences Corporation (Costa Rica), S.A.	Costa Rica
CSC Computer Sciences Corporation Chile S.A.	Chile

CSC Computer Sciences do Brasil Ltda.	Brazil
CSC Computer Sciences Egypt Ltd	Egypt
CSC Computer Sciences Financing LLP	United Kingdom
CSC Computer Sciences Finland OY	Finland
CSC Computer Sciences GmbH	Germany
CSC Computer Sciences Holdings France SAS	France
CSC Computer Sciences Holdings S.a.r.l.	Luxembourg
CSC Computer Sciences Honduras, S.A.	Honduras
CSC Computer Sciences International Holdings Limited	United Kingdom
CSC Computer Sciences International Inc.	Nevada
CSC Computer Sciences International Limited	United Kingdom
CSC Computer Sciences International Operations Limited	United Kingdom
CSC Computer Sciences International S.a.r.l.	Luxembourg
CSC Computer Sciences International Services Limited	United Kingdom
CSC Computer Sciences Ireland Limited	Ireland
CSC Computer Sciences Italia S.R.L.	Italy
CSC Computer Sciences Limited	United Kingdom
CSC Computer Sciences Luxembourg SA	Luxembourg
CSC Computer Sciences Nicaragua, Sociedad Anomia	Nicaragua
CSC Computer Sciences Peru S.R.L.	Peru
CSC Computer Sciences Polska Sp. zO.O	Poland
CSC Computer Sciences Romania S.R.L	Romania
CSC Computer Sciences S. de R.L. de C.V.	Mexico
CSC Computer Sciences S.A.	Luxembourg
CSC Computer Sciences S.A.S.	France
CSC Computer Sciences s.r.o.	Czech Republic
CSC Computer Sciences spol. s.r.o.	Slovakia
CSC Computer Sciences UK Holdings Limited	United Kingdom
CSC Computer Sciences US Holdings Two LLC	Delaware
CSC Computer Sciences Venezuela, SA	Venezuela
CSC Computer Sciences VOF/SNC	Belgium
CSC Consular Services Inc.	Nevada
CSC Consulting Group A/S	Denmark
CSC Consulting, Inc.	Massachusetts
CSC Corporation Limited	United Kingdom
CSC Covansys Corporation	Michigan
CSC Cybertek Corporation	Texas
CSC Danmark A/S	Denmark
CSC Datalab A/S	Denmark
CSC Deutschland Akademie GmbH	Germany
CSC Deutschland Consulting GmbH	Germany
CSC Deutschland Services GmbH	Germany
CSC Deutschland Solutions GmbH	Germany
CSC Enformasyon Teknoloji Hismetleri Limited Sirketi	Turkey
CSC Enterprises	Delaware
CSC Financial GmbH	Germany
CSC Financial Services (Pty) Limited	South Africa
CSC Financial Services S.A.S.	France
CSC Financial Solutions Ireland Limited	Ireland
CSC Financial Solutions Limited	United Kingdom
CSC FSG Limited	United Kingdom
CSC Hanford LLC	Nevada
CSC Holdings (SA) (Pty) Limited	South Africa
CSC Hungary Information Technology Services Kft	Hungary
CSC Information Systems LLC	Delaware
CSC Information Technology (Tianjin) Co. Ltd	P.R.C.
CSC Information Technology Services Pte. Ltd.	Singapore
CSC International Systems Management Inc.	Nevada

CSC Japan LLC	Japan
CSC Japan, Ltd.	Delaware
CSC Korea YH	Korea
CSC LATAM Company LLC	Nevada
CSC Life Sciences Limited	United Kingdom
CSC Logic, Inc.	Texas
CSC Malaysia Sdn Bhd	Malaysia
CSC Managed Holdings LLC	Nevada
CSC New Zealand Limited	New Zealand
CSC Norge AS	Norway
CSC Property UK Limited	United Kingdom
CSC Scandihealth A/S	Denmark
CSC Scandinavia Holdings A/S	Denmark
CSC Services Management Ireland Limited	Ireland
CSC Servicios, S de R.L. de C.V.	Mexico
CSC Software Technology (Shanghai) Company Ltd.	P.R.C.
CSC Sverige AB	Sweden
CSC Switzerland GmbH	Switzerland
CSC Systems & Solutions LLC	Delaware
CSC Taiwan Limited	Taiwan
CSC Technologies Deutschland GmbH	Germany
CSC Technology Beijing Co., Ltd.	P.R.C.
CSC Technology Hong Kong Limited	Hong Kong
CSC Technology Singapore Pte. Ltd.	Singapore
CSC Vietnam Co., Limited	Vietnam
Datatrac Information Services, Inc.	Texas
Dekru B.V.	Netherlands
DynCorp	Delaware
DynCorp Biotechnology and Health Services, Inc.	Virginia
DynPort Vaccine Company LLC	Virginia
EURL CSC Computer Sciences Corporation	Algeria
Experteam S.A./N.V.	Belgium
HAS Solutions (UK) Limited	United Kingdom
HAS Solutions Pty Ltd	Australia
IBA (Australia) Limited Partnership	Australia
IBA Health (Asia) Holdings Pte Ltd.	Singapore
IBA Health (Asia) Sdn. Bhd.	Malaysia
IBA Health (Europe) Holdings Limited	United Kingdom
IBA Health (Middle East) LLC	Oman
IBA Health (Singapore) Pte Limited	Singapore
IBA Health (UK) Holdings Limited	United Kingdom
IBA Health (UK) Limited	United Kingdom
Image Solutions Europe GmbH	Germany
Implementaciones Soft Sanidad Peru, S.A.C.	Peru
Implementaciones Soft Sanidad, S. A. de C. V.	Mexico
Innovative Banking Solutions AG	Germany
ISI (China) Co., Limited	P.R.C.
iSOFT (New Zealand & Pacific Islands) Limited	New Zealand
iSOFT (Primary Care) Pty Ltd	Australia
iSOFT Applications Limited	United Kingdom
iSOFT Australia Pty Limited	Australia
iSOFT eHealth Pty Ltd	Australia
iSOFT Europe (Holdings) Limited	United Kingdom
iSOFT Europe Limited	United Kingdom
iSOFT Group (UK) Limited	United Kingdom
iSOFT Group Limited - UAE (Dubai) Branch	UAE
iSOFT Group Pty Limited	Australia
iSOFT Health (Asia) Pte Ltd	Singapore

iSOFT Health (Ireland) Limited	Ireland
iSOFT Health (South Africa) (Proprietary) Limited	South Africa
iSOFT Health GmbH	Germany
iSOFT Health Limited	United Kingdom
iSOFT Health Logic (Malaysia) Sdn. Bhd.	Malaysia
iSOFT Health Management (India) Private Limited	India
iSOFT Health Services (India) Private Limited	India
iSOFT Health Systems (Malaysia) Sdn.Bhd.	Malaysia
iSOFT Iberia, S.L.	Spain
iSOFT Ireland Limited	Ireland
iSOFT Limited	United Kingdom
iSOFT Medical Systems Limited	United Kingdom
iSOFT Nederland B.V.	Netherlands
iSOFT NZ Limited	New Zealand
iSOFT Overseas Holdings Limited	United Kingdom
iSOFT Protos Limited	United Kingdom
iSOFT R&D Private Limited	India
iSOFT Radiology Systems Limited	United Kingdom
iSOFT Sanidad S.L.	Spain
iSOFT Sanidad, Sucursal Ecuador	Ecuador
iSOFT Solutions (International) Pty Ltd.	Australia
iSOFT Solutions (Thailand) Limited	Thailand
iSOFT Solutions Pty Ltd	Australia
iSOFT Systems Pty Ltd	Australia
iSOFT Technology Limited	United Kingdom
Log.Sec Corporation	Virginia
Maricom Systems Incorporated	Maryland
Mississippi Space Services	Mississippi
Mynd Corporation	South Carolina
Mynd Partners f/k/a Legalgard Partners, L.P.	Pennsylvania
Mynd Partners, L.P. f/k/a Cybertek Solutions, LP	Texas
PDA Software Services, Inc.	Delaware
PT CSC Indonesia	Indonesia
Space Coast Launch Services LLC	Nevada
Technology Service Partners, Inc.	Florida
Terranova Pacific Services (U.K.) Limited	United Kingdom
Test and Experimentation Services Co.	Texas
The Eagle Alliance	Maryland
Tianjin CSA Computer Sciences Technology Company Limited	P.R.C.
UAB CSC Baltic	Lithuania
Ultragenda N.V.	Belgium
Vulnerability Research Labs, LLC	Delaware
Welkin Associates, Ltd	Virginia

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